                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY






================================================================================

                            BEVERLY ENTERPRISES, INC.

                  ---------------------------------------------

                             SUBORDINATED INDENTURE

                          Dated as of October 22, 2003

                  ---------------------------------------------

                              THE BANK OF NEW YORK

                                     Trustee

================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I         DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................1

         SECTION 1.1           Definitions.......................................................................1

         SECTION 1.2           Other Definitions.................................................................5

         SECTION 1.3           Incorporation by Reference of Trust Indenture Act.................................5

         SECTION 1.4           Rules of Construction.............................................................6

ARTICLE II        THE SECURITIES.................................................................................6

         SECTION 2.1           Issuable in Series................................................................6

         SECTION 2.2           Establishment of Terms of Series of Securities....................................6

         SECTION 2.3           Execution and Authentication......................................................9

         SECTION 2.4           Registrar and Paying Agent.......................................................10

         SECTION 2.5           Paying Agent to Hold Money in Trust..............................................10

         SECTION 2.6           Securityholder Lists.............................................................11

         SECTION 2.7           Transfer and Exchange............................................................11

         SECTION 2.8           Mutilated, Destroyed, Lost and Stolen Securities.................................11

         SECTION 2.9           Outstanding Securities...........................................................12

         SECTION 2.10          Treasury Securities..............................................................12

         SECTION 2.11          Temporary Securities.............................................................12

         SECTION 2.12          Cancellation.....................................................................13

         SECTION 2.13          Defaulted Interest...............................................................13

         SECTION 2.14          Global Securities................................................................13

         SECTION 2.15          CUSIP Numbers....................................................................14

         SECTION 2.16          Original Issue Discount Security.................................................14

ARTICLE III       REDEMPTION....................................................................................15

         SECTION 3.1           Notice to Trustees...............................................................15

         SECTION 3.2           Selection of Securities to be Redeemed...........................................15

         SECTION 3.3           Notice of Redemption.............................................................15

         SECTION 3.4           Effect of Notice of Redemption...................................................16

         SECTION 3.5           Deposit of Redemption Price......................................................16

         SECTION 3.6           Securities Redeemed in Part......................................................16

ARTICLE IV        COVENANTS.....................................................................................16

         SECTION 4.1           Payment of Principal and Interest................................................16

         SECTION 4.2           SEC Reports......................................................................16

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               PAGE
         SECTION 4.3           Compliance Certificate...........................................................17

         SECTION 4.4           Stay, Extension and Usury Laws...................................................17

         SECTION 4.5           Corporate Existence..............................................................17

         SECTION 4.6           Taxes............................................................................17

ARTICLE V         SUCCESSORS....................................................................................17

         SECTION 5.1           When Company May Merge, Etc. ....................................................17

         SECTION 5.2           Successor Corporation Substituted................................................18

ARTICLE VI        DEFAULTS AND REMEDIES.........................................................................18

         SECTION 6.1           Events of Default................................................................18

         SECTION 6.2           Acceleration of Maturity; Rescission and Annulment...............................19

         SECTION 6.3           Collection of Indebtedness and Suits for Enforcement by Trustee..................20

         SECTION 6.4           Trustee May File Proofs of Claim.................................................21

         SECTION 6.5           Trustee May Enforce Claims Without Possession of Securities......................21

         SECTION 6.6           Application of Money Collected...................................................21

         SECTION 6.7           Limitation on Suits..............................................................22

         SECTION 6.8           Unconditional Right of Holders to Receive Principal and Interest.................22

         SECTION 6.9           Restoration of Rights and Remedies...............................................23

         SECTION 6.10          Rights and Remedies Cumulative...................................................23

         SECTION 6.11          Delay or Omission Not Waiver.....................................................23

         SECTION 6.12          Control by Holders...............................................................23

         SECTION 6.13          Waiver of Past Defaults..........................................................23

         SECTION 6.14          Undertaking for Costs............................................................24

ARTICLE VII       CONVERSION....................................................................................24

         SECTION 7.1           Conversion Privilege.............................................................24

         SECTION 7.2           Conversion Procedure.............................................................24

         SECTION 7.3           Fractional Shares................................................................25

         SECTION 7.4           Taxes on Conversion..............................................................25

         SECTION 7.5           Company to Provide Stock.........................................................25

         SECTION 7.6           Adjustment for Change in Capital Stock...........................................26

         SECTION 7.7           Adjustment for Rights Issue......................................................27

         SECTION 7.8           Adjustment for Other Distributions...............................................27

         SECTION 7.9           Current Market Price.............................................................28

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               PAGE
         SECTION 7.10          When Adjustment May be Deferred..................................................28

         SECTION 7.11          When No Adjustment Required......................................................28

         SECTION 7.12          Notice of Adjustment.............................................................29

         SECTION 7.13          Voluntary Reduction..............................................................29

         SECTION 7.14          Notice of Certain Transactions...................................................29

         SECTION 7.15          Reorganization of Company........................................................29

         SECTION 7.16          Company Determination Final......................................................30

         SECTION 7.17          Trustee's Disclaimer.............................................................30

ARTICLE VIII      TRUSTEE.......................................................................................30

         SECTION 8.1           Duties of Trustee................................................................30

         SECTION 8.2           Rights of Trustee................................................................31

         SECTION 8.3           Individual Rights of Trustee.....................................................32

         SECTION 8.4           Trustee's Disclaimer.............................................................32

         SECTION 8.5           Notice of Defaults...............................................................32

         SECTION 8.6           Reports by Trustee to Holders....................................................33

         SECTION 8.7           Compensation and Indemnity.......................................................33

         SECTION 8.8           Replacement of Trustee...........................................................34

         SECTION 8.9           Successor Trustee by Merger, etc. ...............................................34

         SECTION 8.10          Eligibility; Disqualification....................................................35

         SECTION 8.11          Preferential Collection of Claims Against Company................................35

ARTICLE IX        SATISFACTION AND DISCHARGE....................................................................35

         SECTION 9.1           Satisfaction and Discharge of Indenture..........................................35

         SECTION 9.2           Application of Trust Funds; Indemnification......................................36

         SECTION 9.3           Legal Defeasance of Securities of any Series.....................................36

         SECTION 9.4           Defeasance of Certain Obligations................................................38

         SECTION 9.5           Repayment to Company.............................................................39

ARTICLE X         AMENDMENTS AND WAIVERS........................................................................39

         SECTION 10.1          Without Consent of Holders.......................................................39

         SECTION 10.2          With Consent of Holders..........................................................40

         SECTION 10.3          Limitations......................................................................40

         SECTION 10.4          Compliance with Trust Indenture Act..............................................40

         SECTION 10.5          Revocation and Effect of Consents................................................41

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               PAGE
         SECTION 10.6          Notation on or Exchange of Securities............................................41

         SECTION 10.7          Trustee Protected................................................................41

ARTICLE XI        MISCELLANEOUS.................................................................................41

         SECTION 11.1          Trust Indenture Act Controls.....................................................41

         SECTION 11.2          Notices..........................................................................41

         SECTION 11.3          Communication by Holders with Other Holders......................................42

         SECTION 11.4          Certificate and Opinion as to Conditions Precedent...............................42

         SECTION 11.5          Statements Required in Certificate or Opinion....................................42

         SECTION 11.6          Rules by Trustee and Agents......................................................43

         SECTION 11.7          Legal Holidays...................................................................43

         SECTION 11.8          No Recourse Against Others.......................................................43

         SECTION 11.9          Counterparts.....................................................................43

         SECTION 11.10         Governing Laws...................................................................43

         SECTION 11.11         No Adverse Interpretation of Other Agreements....................................43

         SECTION 11.12         Successors.......................................................................43

         SECTION 11.13         Severability.....................................................................44

         SECTION 11.14         Table of Contents, Headings, Etc.................................................44

         SECTION 11.15         Securities in a Foreign Currency or in ECU.......................................44

         SECTION 11.16         Judgment Currency................................................................44

         SECTION 11.17         Waiver of Jury Trial.............................................................45

ARTICLE XII       SINKING FUNDS.................................................................................45

         SECTION 12.1          Applicability of Article.........................................................45

         SECTION 12.2          Satisfaction of Sinking Fund Payments with Securities............................45

         SECTION 12.3          Redemption of Securities for Sinking Fund........................................46

ARTICLE XIII      SUBORDINATION OF SECURITIES...................................................................46

         SECTION 13.1          Agreement to Subordinate.........................................................46

         SECTION 13.2          Distribution on Dissolution, Liquidation and Reorganization; Subrogation of
                               Securities.......................................................................46

         SECTION 13.3          No Payments on Securities in Event of Defaults on Designated Senior
                               Indebtedness.....................................................................48

         SECTION 13.4          Payments Permitted if no Default.................................................49

         SECTION 13.5          Authorization of Holders to Trustee to Effect Subordination......................49

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               PAGE
         SECTION 13.6          Notice to Trustee................................................................49

         SECTION 13.7          Trustee as Holder of Senior Indebtedness.........................................50

         SECTION 13.8          Modification of Terms of Senior Indebtedness.....................................50

         SECTION 13.9          Trustee Not Fiduciary for Senior Indebtedness....................................50

                            BEVERLY ENTERPRISES, INC.

    Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of October 22, 2003

Section 310(a)(1) .............................................................................. 8.10
(a)(2) ......................................................................................... 8.10
(a)(3) ......................................................................................... Not Applicable
(a)(4) ......................................................................................... Not Applicable
(a)(5) ......................................................................................... 8.10
(b) ............................................................................................ 8.10

Section 311(a) ................................................................................. 8.11
(b) ............................................................................................ 8.11
(c) ............................................................................................ Not Applicable

Section 312(a) ................................................................................. 2.6
(b) ............................................................................................ 11.3
(c) ............................................................................................ 11.3

Section 313(a) ................................................................................. 8.6
(b)(1) ......................................................................................... 8.6
(b)(2) ......................................................................................... 8.6
(c)(1).......................................................................................... 8.6
(d) ............................................................................................ 8.6

Section 314(a) ................................................................................. 4.2, 11.5
(b) ............................................................................................ Not Applicable
(c)(1) ......................................................................................... 11.4
(c)(2) ......................................................................................... 11.4
(c)(3) ......................................................................................... Not Applicable
(d) ............................................................................................ Not Applicable
(e) ............................................................................................ 11.5
(f) ............................................................................................ Not Applicable

Section 315(a) ................................................................................. 8.1
(b) ............................................................................................ 8.5
(c) ............................................................................................ 8.1
(d) ............................................................................................ 8.1
(e) ............................................................................................ 6.14

Section 316(a) ................................................................................. 2.10
(a)(1)(A) ...................................................................................... 6.2
................................................................................................. 6.12
(a)(1)(B) ...................................................................................... 6.13
(b) ............................................................................................ 6.8

Section 317(a)(1) .............................................................................. 6.3
(a)(2) ......................................................................................... 6.4
(b) ............................................................................................ 2.5

Section 318(a) ................................................................................. 11.1

-----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                                                  EXECUTION COPY


                  Indenture dated as of October 22, 2003, between Beverly Enterprises, Inc., a Delaware corporation ("Company"), and The Bank of New York ("Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities issued under this Indenture.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions.

                  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Agent" means any Registrar, Paying Agent or Service Agent.

                  "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in the place in connection with which the term is used. If it shall be impractical to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof that is made or given by the Company or the Trustee shall constitute a sufficient publication of such notice.

                  "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors.

                  "Bearer" means anyone in possession from time to time of a Bearer Security.

                  "Bearer Security" means any Security that does not provide for the identification of the Holder thereof.

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been adopted by the Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of the certificate and delivered to the Trustee.

                  "Business Day" means a day other than a Saturday, a Sunday or a day which shall be in the City of New York a day on which banking institutions are authorized or obligated by law or required by executive order to be closed.

                  "Capitalized Lease" means any lease of property where the obligations of the lessee thereunder are required to be classified and accounted for as a capitalized lease on a balance sheet of such lessee under generally accepted accounting principles.

                  "Common Stock" means the Common Stock, $.10 par value per share, of the Company.

                  "Company" means the party named as such above until a successor replaces it and thereafter means the successor.

                  "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be the Company's principal executive officer, principal financial officer or principal accounting officer.

                  "Company Request" means a written request signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered.

                  "Custodian" means any receiver, Trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

                  "Depository" means, with respect to the Securities of any Series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as Depository for such Series by the Company, which Depository shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such person, "Depository" as used with respect to the Securities of any Series shall mean the Depository with respect to the Securities of such Series.

                  "Designated Senior Indebtedness" means the Company's existing credit facility and any other senior indebtedness that expressly provides that it is "designated senior indebtedness."

                  "Discount Security" means any Security that provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.2.

                  "Dollars" means the currency of the United States of America.

                  "ECU" means the European Currency Unit as determined by the Commission of the European Union.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Foreign Currency" means any currency issued by a government other than the government of the United States of America.

                  "Foreign Government Securities" means with respect to Securities of any Series that are denominated in a Foreign Currency, noncallable
(i) direct obligations of the government that issued such

Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such government.

                  "Global Security" or "Global Securities" means a Security or Securities, as the case may be, in the form established pursuant to Section 2.1 evidencing all or part of a Series of Securities, issued to the Depository for such Series or its nominee, and registered in the name of such Depository or nominee.

                  "Holder" or "Securityholder" means a person in whose name a Security is registered or the holder of a Bearer Security.

                  "Indebtedness" means, with respect to any person, and without duplication:

                  (a) any liability of such person (A) for borrowed money, or
(B) for any letter of credit for the account of such person supporting obligations of such person or other persons, or (C) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (D) for the payment of money relating to a Capitalized Lease;

                  (b) any liability of others described in the preceding clause
(a) that the person has guaranteed or that is otherwise its legal liability; and

                  (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above.

                  "Indenture" means this Indenture as amended from time to time and shall include the form and terms of particular Series of Securities established or contemplated hereunder.

                  "Maturity," when used with respect to any Security or installment of principal thereof, means the date on which the principal of such Security or such installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officer" means the Chairman of the Board, any President, any Vice-President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Company's principal executive officer, principal financial officer or principal accounting officer.

                  "Opinion of Counsel" means a written opinion of legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

                  "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

                  "Responsible Officer" when used with respect to the Trustee, means any vice-president, any trust officer, any assistant vice-president or any officer of the Trustee other than those specifically above mentioned customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the debentures, notes or other debt instruments of the Company of any Series authenticated and delivered under this Indenture.

                  "Senior Indebtedness" means the principal of, premium, if any, and unpaid interest including interest accrued after the filing of any bankruptcy proceeding relating to the Company whether or not such interest is an allowed claim in such bankruptcy proceeding on (a) indebtedness for borrowed money for the payment of which the Company is responsible or liable or the payment of which the Company has guaranteed, whether such indebtedness is outstanding as of the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is specifically provided that such indebtedness is not superior in right of payment to the Securities, (b) Capitalized Lease obligations, (c) any obligation of the Company to reimburse banks pursuant to letters of credit extended by such banks, advances made by such banks and other credit arrangements entered into with such banks in connection with tax exempt obligations issued for the benefit of the company.

                  "Series" or "Series of Securities" means each series of debentures, notes or other debt instruments of the Company created pursuant to Sections 2.1 and 2.2 hereof.

                  "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any specified person means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person or by such person and a subsidiary or subsidiaries of such person or by a subsidiary or subsidiaries of such person or (ii) any other person (other than a corporation) in which such person or such person and a subsidiary or subsidiaries of such person or a subsidiary or subsidiaries of such person directly or indirectly, at the date of determination thereof has at least majority ownership interest.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

                  "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each person who is then a Trustee hereunder, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

                  "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America which are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation evidenced by such depository receipt.

         SECTION 1.2 Other Definitions.

                                                                                          DEFINED
                  TERM                                                                  IN SECTION
                  ----                                                                  ----------
                  "Event of Default"........................................................   6.1
                  "Journal"................................................................. 11.15
                  "Judgment Currency"....................................................... 11.16
                  "Legal Holiday"...........................................................  11.7
                  "mandatory sinking fund payment"..........................................  12.1
                  "Market Exchange Rate".................................................... 11.15
                  "New York Banking Day".................................................... 11.16
                  "Non-Payment Default".....................................................  13.3
                  "optional sinking fund payment"...........................................  12.1
                  "Paying Agent"............................................................   2.4
                  "Payment Blockage Notice".................................................  13.3
                  "Registrar"...............................................................   2.4
                  "Required Currency"....................................................... 11.16
                  "Service Agent"...........................................................   2.4

         SECTION 1.3 Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture Trustee" or "institutional Trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company and any successor obligor upon the Securities.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as so defined.

         SECTION 1.4 Rules of Construction.

                  Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (c) references to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect as of the time when and for the period as to which such accounting principles are to be applied;

                  (d) "or" is not exclusive;

                  (e) words in the singular include the plural, and in the plural include the singular; and

                  (f) provisions apply to successive events and transactions.

                                   ARTICLE II

                                 THE SECURITIES

         SECTION 2.1 Issuable in Series.

                  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. All Securities of a Series shall be identical except as may be provided in a Board Resolution and/or an Officers' Certificate detailing the adoption of the terms thereof pursuant to the Board Resolution or a supplemental indenture hereto. In the case of Securities of a Series to be issued from time to time, the Officers' Certificate may provide for the method by which specified terms (such as interest rate, maturity date, record date or date from which interest should accrue) are to be determined. Securities may differ between Series, in respect of any matters; provided that all Series of Securities shall be equally and ratably entitled to the benefits of this Indenture.

                  The Securities will rank equally with all other unsecured and unsubordinated indebtedness of the Company.

         SECTION 2.2 Establishment of Terms of Series of Securities.

                  At or prior to the issuance of any Securities within a Series, the following shall be established (as to the Series generally, in the case of Subsections 2.2.1 and 2.2.2 and either as to such Securities within the Series or as to the Series generally in the case of Subsections 2.2.3 through 2.2.21) by either a Board Resolution, a supplemental indenture hereto or an Officers' Certificate pursuant to authority granted under a Board Resolution:

                  2.2.1 the title of the Series (which shall distinguish the Securities of that particular Series from the Securities of any other Series), and whether the Securities of that particular Series are subordinate to any other unsecured indebtedness of the Company;

                  2.2.2 any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.7, 2.8 or 2.11);

                  2.2.3 the date or dates on which the principal of the Securities of the Series is payable;

                  2.2.4 the rate or rates at which the Securities of the Series shall bear interest, if any, or the formula or provision pursuant to which such rate or rates are determined including, but not limited to, any commodity, commodity index, stock exchange index or financial index, the date or dates from which such interest, if any, shall accrue, the dates on which such interest, if any, shall be payable and the record date for the interest payable on any interest payment date;

                  2.2.5 the place or places where the principal of, the premium, if any, and interest on the Securities of the Series will be payable, or the method of such payment, if by wire transfer, mail or other means;

                  2.2.6 the date, if any, after which the price or prices at which and the terms and conditions upon which the Securities of the Series may, pursuant to any optional or mandatory redemption provisions, be redeemed and the other detailed terms and provisions of any such optional or mandatory redemption provisions;

                  2.2.7 the person to whom any interest on the Securities of the Series shall be payable, if other than the person in whose name the Securities of the Series are registered at the close of business on the record date for such interest;

                  2.2.8 the obligation, if any, of the Company to redeem or purchase the Securities of the Series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  2.2.9 if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the Series shall be issuable;

                  2.2.10 if the amount of principal of or premium, if any, or interest on any of such Securities of the Series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts will be determined;

                  2.2.11 if the principal amount payable at the Stated Maturity of any of the Securities of the Series will not be determinable as of any one or more dates prior to the stated maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the stated maturity or which will be deemed to be outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

                  2.2.12 if applicable, that such Securities of the Series, in whole or any specified part, are defeasible pursuant to Article IX of this Indenture;

                  2.2.13 if other than the principal amount thereof, the portion of the principal amount of the Securities of the Series that shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.2;

                  2.2.14 the currency of denomination of the Securities of the Series, which may be Dollars, any Foreign Currency or composite currency, including, but not limited to, the ECU, and if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

                  2.2.15 if other than the currency of the United States, the designation of the currency or currencies in which payment of the principal of, premium, if any, or interest on the Securities of the Series will be made, and the designation, if any, of the currency or currencies in which payment of the principal of, premium, if any, or interest on the Securities of the Series, at the election of a Holder thereof, may also be payable;

                  2.2.16 if the payments of principal of, premium, if any, or interest on the Securities of the Series are to be made in a Foreign Currency other than the currency in which such Securities are denominated, the currency, currencies or currency units in which payment of any such amount will be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount is to be determined);

                  2.2.17 if other than currency of the United States of America, the currency, currencies or currency units in which the principal of, premium, if any, or interest on the Securities of the Series may be determined with reference to an index, the manner in which such amounts shall be determined and payable (and the manner in which the equivalent of the principal amount thereof in the currency of the United States of America is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be outstanding at any time);

                  2.2.18 the forms of the Securities of the Series in bearer or fully registered form (and, if in fully registered form, whether the Securities will be issuable in the form of one or more Global Securities);

                  2.2.19 if issuable in the form of one or more Global Securities, the respective depositaries for such Global Securities, the form of any legend or legends to be borne by any such Global Securities, any circumstances under which any such Global Securities may be exchanged in whole or in part for Securities of the Series registered, any transfer of such Global Securities in whole or in part for Securities of the Series registered, any transfer of such Global Securities in whole or in part may be registered, in the names of Persons other than the depository for such Global Securities or its nominee;

                  2.2.20 any depositories, interest rate calculation agents, exchange rate agents or other agents with respect to Securities of such Series if other than those appointed herein;

                  2.2.21 any change in the right of the Trustee or the Holders to declare the principal amount of any of such Securities due and payable; and

                  2.2.22 any other terms of the Securities of the Series (including any additions to or changes in the covenants or the Events of Default contained in this Indenture applicable to any of such Securities of the Series).

                  All Securities of any one Series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in a supplemental indenture hereto, and, unless otherwise provided, the authorized principal amount of any Series may be increased to provide for issuances of additional Securities of such Series.

         SECTION 2.3 Execution and Authentication.

                  One Officer shall sign the Securities for the Company by manual or facsimile signature. The Company's seal, which may be in facsimile form, shall be reproduced on the Securities.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall at any time, and from time to time, authenticate Securities for original issue in the principal amount provided in the Board Resolution or Officers' Certificate detailing the adoption of terms pursuant to the Board Resolution, upon receipt by the Trustee of a Company Order. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication unless otherwise provided by Board Resolution or supplemental indenture hereto.

                  The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution or Officers' Certificate or supplemental indenture hereto delivered pursuant to Section 2.2, except as provided in Section 2.8.

                  Prior to the issuance of Securities of any Series, the Trustee shall have received and (subject to Section 8.2) shall be fully protected in relying on: (a) the Board Resolution or Officers' Certificate detailing the adoption of terms pursuant to the Board Resolution or a supplemental indenture hereto establishing the form and terms of the Securities of that Series, (b) an Officers' Certificate complying with Section 11.4, and (c) an Opinion of Counsel complying with Section 11.4.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities of such Series: (a) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; or (b) if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to Holders of any then outstanding Series of Securities.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         SECTION 2.4 Registrar and Paying Agent.

                  The Company shall maintain, with respect to each Series of Notes, at the place or places specified with respect to such Series pursuant to
Section 2.2, an office or agency where Securities of such Series may be presented or surrendered for payment of principal, premium, if any, and interest thereon (except that at the option of the Company, payment of any interest may be made by check mailed to the address of the person entitled thereto as such address appears in the security register) ("Paying Agent"), where Securities of such Series may be surrendered for registration of transfer or exchange ("Registrar") and where notices and demands to or upon the Company in respect of the Securities of such Series and this Indenture may be served ("Service Agent"). The Registrar shall keep a register with respect to each Series of Securities and to their transfer and exchange. The Company will give prompt written notice to the Trustee of the name and address, and any change in the name or address, of each Registrar, Paying Agent or Service Agent. If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Service Agent or shall fail to furnish the Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more co-registrars, additional paying agents or additional service agents and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain a Registrar, Paying Agent and Service Agent in each place so specified pursuant to Section 2.2 for Securities of any Series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the name or address of any such co-registrar, additional paying agent or additional service agent. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Service Agent" includes any additional service agent.

                  The Company hereby appoints the Trustee the initial Registrar, Paying Agent and Service Agent for each Series unless another Registrar, Paying Agent or Service Agent, as the case may be, is appointed prior to the time Securities of that Series are first issued.

         SECTION 2.5 Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of any Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on the Series of Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Securityholders of any Series of Securities all money held by it as Paying Agent.

         SECTION 2.6 Securityholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders of each Series of Securities and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least ten days before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders of each Series of Securities.

         SECTION 2.7 Transfer and Exchange.

                  Where Securities of a Series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of the same Series and date of maturity of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.11 or 10.6).

                  Except in connection with a conversion pursuant to Article VII, neither the Company nor the Registrar shall be required (a) to issue, register the transfer of, or exchange Securities of any Series for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Securities of that Series selected for redemption and ending at the close of business on the day of such mailing, or
(b) to register the transfer of or exchange Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

         SECTION 2.8 Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security (unless the Holder elects conversion pursuant to Article VII).

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any Series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that Series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.9 Outstanding Securities.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest on a Global Security effected by the Trustee in accordance with the provisions hereof and those described in this Section as not outstanding.

                  If a Security is replaced pursuant to Section 2.8, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds on the Maturity date of Securities of a Series money sufficient to pay such Securities payable on that date, then on and after that date such Securities of the Series cease to be outstanding and interest on them ceases to accrue.

                  A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

                  In determining whether the Holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2.

         SECTION 2.10 Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver or consent, Securities of a Series owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of a Series that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

         SECTION 2.11 Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a Company Order. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee upon request shall authenticate definitive Securities of the same Series and date of maturity in exchange for temporary Securities. Until so exchanged, temporary securities shall have the same rights under this Indenture as the definitive Securities.

         SECTION 2.12 Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, replacement or cancellation and shall dispose of such cancelled Securities (subject to the record retention requirement of the Exchange Act) and deliver a certificate of such disposal to the Company, unless the Company otherwise directs. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

         SECTION 2.13 Defaulted Interest.

                  If the Company defaults in a payment of interest on a Series of Securities, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the persons who are Securityholders of the Series on a subsequent special record date. The Company shall fix the record date and payment date. At least 30 days before the record date, the Company shall mail to the Trustee and to each Securityholder of the Series a notice that states the record date, the payment date and the amount of interest to be paid. The Company may pay defaulted interest in any other lawful manner.

         SECTION 2.14 Global Securities.

                  2.14.1 Terms of Securities. A supplemental indenture or a Board Resolution (and, to the extent not set forth in the Board Resolution, an Officers' Certificate detailing the adoption of terms pursuant to the Board Resolution) shall establish whether the Securities of a Series shall be issued in whole or in part in the form of one or more Global Securities and the depository for such Global Security or Securities.

                  2.14.2 Transfer and Exchange. Notwithstanding any provisions to the contrary contained in Section 2.7 of this Indenture and in addition thereto, any Global Security shall be exchangeable pursuant to
         Section 2.7 of this Indenture for securities registered in the names of Holders other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a clearing agency registered under the Exchange Act, and, in either case the Company fails to appoint a successor Depository within 90 days of such event, (ii) the Company executes and delivers to the Trustee an Officers' Certificate to the effect that such Global Security shall be so exchangeable, (ii) an event shall have happened and be continuing which is or after notice or lapse of time or both, would be, an Event of Default with respect to the Securities represented by such Global Security, (iii) there shall exist such circumstances, if any, in addition to or in lieu of those described above as may be described in a supplemental indenture or a Board Resolution establishing the Securities of a Series. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depository shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms.

                  Except as provided in this Section 2.14.2, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depository, by a nominee of such Depository to such Depository or another nominee of such Depository or by the Depository or any such nominee to a successor Depository or a nominee of such a successor Depository.

                  2.14.3 Legend. Any Global Security issued hereunder shall bear a legend in substantially the following form:

                  "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such a successor Depository."

                  2.14.4 Acts of Holders. The Depository, as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

                  2.14.5 Payments. Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 2.2, payment of the principal of and interest on any Global Security shall be made to the person specified therein.

                  2.14.6 Consents, Declaration and Directions. Except as provided in Section 2.14.5, the Company, the Trustee and any Agent shall treat a person as the Holder of such principal amount of outstanding Securities of such Series represented by a Global Security as shall be specified in a written statement of the Depository with respect to such Global Security, for purposes of obtaining any consents, declarations or directions required to be given by the Holders pursuant to this Indenture.

         SECTION 2.15 CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

         SECTION 2.16 Original Issue Discount Security.

                  If any of the Securities is an Original Issue Discount Security, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                  ARTICLE III

                                   REDEMPTION

         SECTION 3.1 Notice to Trustees.

                  The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or may covenant to redeem and pay the Series of Securities or any part thereof before maturity at such time and on such terms as provided for in such Securities. If a Series of Securities is redeemable and the Company wants or is obligated to redeem prior to the Stated Maturity thereof all or part of the Series of Securities pursuant to the terms of such Securities, it shall notify the Trustee of the redemption date and the principal amount of Series of Securities to be redeemed. The Company shall give the notice at least 60 days before the redemption date (or such shorter notice as may be acceptable to the Trustee).

         SECTION 3.2 Selection of Securities to be Redeemed.

                  Unless otherwise indicated for a particular Series by Board Resolution or by a supplemental indenture hereto (or to the extent not set forth in such Board Resolution or supplemental indenture, in an Officers' Certificate so indicating pursuant to the Board Resolution), if less than all the Securities of a Series are to be redeemed, the Trustee shall select the Securities of the Series to be redeemed in any manner that the Trustee deems fair and appropriate. The Trustee shall make the selection from Securities of the Series outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities of the Series that have denominations larger than $1,000. Securities of the Series and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000 or, with respect to Securities of any Series issuable in other denominations pursuant to Section 2.2.9, the minimum principal denomination for each Series and integral multiples thereof. Provisions of this Indenture that apply to Securities of a Series called for redemption also apply to portions of Securities of that Series called for redemption.

         SECTION 3.3 Notice of Redemption.

                  Unless otherwise indicated for a particular Series by Board Resolution or by a supplemental indenture hereto, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed and if any Bearer Securities are outstanding, publish on one occasion a notice in an Authorized Newspaper.

                  The notice shall identify the Securities of the Series to be redeemed and shall state:

                  (a) the redemption date;

                  (b) the redemption price;

                  (c) the name and address of the Paying Agent;

                  (d) that Securities of the Series called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (e) that interest on Securities of the Series called for redemption ceases to accrue on and after the redemption date; and

                  (f) any other information as may be required by the terms of the particular Series or the Securities of a Series being redeemed.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

         SECTION 3.4 Effect of Notice of Redemption.

                  Once notice of redemption is mailed or published as provided in Section 3.3, Securities of a Series called for redemption (and not converted in accordance with the provisions of Article VII by the close of business on the Business Day immediately preceding the date of redemption fixed in the notice) become due and payable on the redemption date and at the redemption price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest to the redemption date.

         SECTION 3.5 Deposit of Redemption Price.

                  Prior to 10:00 a.m. on the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

         SECTION 3.6 Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security of the same Series and the same maturity equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1 Payment of Principal and Interest.

                  The Company covenants and agrees for the benefit of each Series of Securities that it will duly and punctually pay the principal of and interest on the Securities of that Series in accordance with the terms of such Securities and this Indenture.

         SECTION 4.2 SEC Reports.

                  The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

         SECTION 4.3 Compliance Certificate.

                  The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge).

                  The Company will, so long as any of the Securities are outstanding, deliver to the Trustee within 10 days of becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture or (ii) any event of default referred to in Section 6.1(e), an Officers' Certificate specifying such Default, Event of Default or default.

         SECTION 4.4 Stay, Extension and Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         SECTION 4.5 Corporate Existence.

                  Subject to Article V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

         SECTION 4.6 Taxes.

                  The Company shall pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

                                   ARTICLE V

                                   SUCCESSORS

         SECTION 5.1 When Company May Merge, Etc.

                  The Company shall not consolidate or merge with or into, or sell, convey or otherwise dispose of its assets substantially as an entirety (computed on a consolidated basis) to, any person unless:

                  (a) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, conveyance or other disposition shall have been made, assumes by supplemental indenture or Board Resolution, all the obligations of the Company under the Securities and this Indenture; and

                  (b) immediately after the transaction no Default or Event of Default exists.

                  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

         SECTION 5.2 Successor Corporation Substituted.

                  Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Securities.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         SECTION 6.1 Events of Default.

                  "Event of Default," wherever used herein with respect to Securities of any Series, means any one of the following events:

                  (a) default in the payment of any interest on any Security of that Series when it becomes due and payable and continuance of such default for a period of 30 days; or

                  (b) default in the payment of principal, or premium, if any, of any Security of that Series at its Stated Maturity, whether or not prohibited by the provisions of Article XIII; or

                  (c) default in the payment of principal, premium, if any, of any Security of that Series within 30 days following redemption or purchase by the Company at the option of Holder (if such redemption or purchase provision is provided in the supplemental indenture or Board Resolution applicable to the Securities of such Series); or

                  (d) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that Series; or

                  (e) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Series of Securities other than that Series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of that Series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (f) the Company pursuant to or within the meaning of any Bankruptcy Law:

                           (i) commences a voluntary case,

                           (ii) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (iii) consents to the appointment of a Custodian of
                  it or for all or substantially all of its property,

                           (iv) makes a general assignment for the benefit of
                  its creditors, or

                           (v) generally is unable to pay its debts as the same
                  become due; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against the Company in an
                  involuntary case,

                           (ii) appoints a Custodian of the Company or for all
                  or substantially all of its property, or

                           (iii) orders the liquidation of the Company, and the
                  order or decree remains unstayed and in effect for 60 days; or

                  (h) any other Event of Default provided with respect to Securities of that Series.

         SECTION 6.2 Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default with respect to Securities of any Series at the time outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the outstanding Securities of that Series may declare the principal amount (or, if any Securities of that Series are Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of all of the Securities of that Series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 6.1(e) shall occur, the principal amount (or specified amount) of all outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration with respect to any Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the outstanding Securities of that Series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all overdue interest on all Securities of that
                  Series,

                           (ii) the principal of any Securities of that Series
                  which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (iii) to the extent that payment of such interest is
                  lawful, interest upon any overdue principal and overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (iv) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default with respect to Securities of that Series, other than the non-payment of the principal of Securities of that Series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

                  No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         SECTION 6.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of principal of any Security at the Maturity thereof, or

                  (c) default is made in the deposit of any sinking fund payment when and as due by the terms of a Security,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal or any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or deemed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to any Securities of any Series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such Series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 6.4 Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.5 Trustee May Enforce Claims Without Possession of
Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 6.6 Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due the Trustee under
Section 8.7; and

                  Second: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                  Third: To the Company.

         SECTION 6.7 Limitation on Suits.

                  No Holder of any Security of any Series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or Trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that Series;

                  (b) the Holders of not less than 25% in principal amount of the outstanding Securities of that Series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities of that Series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders), or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 6.8 Unconditional Right of Holders to Receive Principal and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Security on the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment or to demand conversion of its Securities pursuant to Article VII, if applicable to a Series, and such rights shall not be impaired without the consent of such Holder.

         SECTION 6.9 Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 6.10 Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.11 Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 6.12 Control by Holders.

                  The Holders of a majority in principal amount of the outstanding Securities of any Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such Series, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (c) subject to the provisions of Section 8.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

         SECTION 6.13 Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the outstanding Securities of any Series may on behalf of the Holders of all the Securities of such Series waive any past Default hereunder with respect to such Series and its consequences, except a Default (1) in the payment of the principal of or interest on any Security of such Series, (2) under Article VII or (3) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each outstanding Security of such Series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 6.14 Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any Series, to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on or after the redemption date), or for the enforcement of the right to convert the Securities of any Series as provided in Article VII.

                                  ARTICLE VII

                                   CONVERSION

         SECTION 7.1 Conversion Privilege.

                  Holders of the Securities of any Series shall have the conversion rights set forth in this Article VII if the supplemental indenture or Board Resolution applicable to the Securities of such Series so designates.

                  A Holder of the Securities of any Series may convert such Securities into Common Stock at any time prior to the close of business on a date to be designated in such supplemental indenture or Board Resolution. If Securities of any Series are called for redemption, the Holder may convert such Securities at any time before the close of business on the Business Day immediately preceding the redemption date, unless the Company defaults in making the payment due upon redemption.

                  The initial conversion price shall be set forth in the applicable supplemental indenture or Board Resolution. The conversion price is subject to adjustment.

         SECTION 7.2 Conversion Procedure.

                  To convert the Securities of any Series, a Holder must (1) complete and sign the conversion notice attached to the Securities, (2) surrender the Securities to the Company at the office or agency to be maintained by the Company, (3) furnish appropriate endorsements and transfer documents if required by the Company, and (4) pay any transfer or similar tax if required. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical after the conversion date, the Company shall deliver a certificate for the number of full shares of Common Stock, or other securities as applicable, issuable upon the conversion and a check for any fractional share of Common

Stock. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

                  No payment or adjustment will be made for accrued interest on the converted Securities of any Series. If the Securities of a Series not called for redemption are converted between a record date for the payment of interest and the next succeeding interest payment date, such Securities must be accompanied by funds equal to the interest payable on such interest payment date on the principal amount so converted. Nothing in this Section shall affect the right of a person in whose name the Securities of a Series are registered at the close of business on any record date with respect to any interest payment date to receive the interest payable thereon on such interest payment date in accordance with the terms of the applicable supplemental indenture or Board Resolution.

                  If a Holder converts more than one Security of a Series at the same time, the number of full shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Securities converted.

                  Upon surrender of a Security of a Series that is converted in part, the Trustee shall authenticate for the Holder a new Security of a Series equal in principal amount to the unconverted portion of the Security of the Series surrendered.

         SECTION 7.3 Fractional Shares.

                  The Company will not issue a fractional share of Common Stock upon conversion of the Securities of any Series. Instead the Company will deliver its check for the current market value of the fractional share, or other securities as applicable. The current market value of a fraction of a share, or other securities as applicable, is determined by multiplying the current market price of a full share, or other securities as applicable, by the fraction and rounding the result to the nearest cent.

                  For purposes of this Section 7.3, but not of Sections 7.7 and
7.8 the current market price of a share of Common Stock is the last reported sale price of the Common Stock on the New York Stock Exchange--Composite Tape on the last trading day prior to the conversion date. In the absence of such quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

         SECTION 7.4 Taxes on Conversion.

                  Conversion price adjustments or omissions in making such adjustments may, under certain circumstances, be deemed to be distributions that could be taxable as dividends under the Internal Revenue Code to Holders of Securities or holders of Common Stock.

                  If a Holder of the Securities of a Series converts its Securities, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any other tax which is due.

         SECTION 7.5 Company to Provide Stock.

                  The Company shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Securities of any Series.

                  All shares of Common Stock which may be issued upon conversion of the Securities of any Series shall be fully paid and non-assessable.

                  The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Securities of any Series and will endeavor to list such shares on each national securities exchange on which the Common Stock is then listed.

         SECTION 7.6 Adjustment for Change in Capital Stock.

                  The conversion price will be subject to adjustment in case of certain events, including:

                  (a) the subdivision, combination or reclassification of the outstanding Common Stock of the Company,

                  (b) the issuance of Common Stock as a dividend or distribution on Common Stock,

                  (c) the issuance of rights or warrants (expiring within 45 days after the record date) to all holders of Common Stock entitling them to acquire shares of Common Stock (or securities convertible into or exchangeable for Common Stock) at less than the then current market price (as defined in the supplemental indenture) of the Common Stock,

                  (d) the distribution to all holders of Common Stock of shares of any class other than Common Stock, or debt securities or assets (excluding regular quarterly cash dividends or distributions) or rights or warrants to purchase assets or securities of the Company (other than those referred to above),

                  (e) the issuance (with certain exceptions) of Common Stock or securities convertible into, or exchangeable for, Common Stock at less than the current market price of the Common Stock, or

                  (f) the merger or consolidation with or into, or the sale or conveyance of the Company's assets substantially as an entirety (computed on a consolidated basis) to, any person.

                  The conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of the Securities of a Series thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if he had converted the Securities immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment, a Holder of the Securities of any Series upon conversion of such Securities may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted conversion price between the classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

         SECTION 7.7 Adjustment for Rights Issue.

                  If the Company (a) distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock at a price per share (or having a conversion or exchange price per share) less than the current market price (as defined in Section 7.9) per share on that record date, or (b) issues shares of Common Stock for cash or securities convertible into or exchangeable for Common Stock to any person at a price per share (or having a conversion or exchange price per share) less than the current market price (as defined in Section 7.9) per share on the date of issuance, the conversion price shall be adjusted in accordance with the formula:

                                                      NxP
                                                     ----
                                         C' = C x  O  + M
                                                   ------
                                                      O+N

                  where:

                  C' = the adjusted conversion price.

                  C  = the current conversion price.

                  O  = the number of shares of Common Stock outstanding on
                       the record date or issuance date, as applicable.

                  N  = the number of additional shares of Common Stock
                       offered or issuable upon conversion or exchange.

                  P  = the offering, conversion or exchange price per share of the additional shares.

                  M  = the current market price per share of Common Stock on the record date or issuance date as applicable.

                  Under clause (a) above, the adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants. Under clause (b) above, the adjustment shall be made whenever any such securities are issued and shall become effective on the date of such issuance.

         SECTION 7.8 Adjustment for Other Distributions.

                  If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase assets or securities of the Company, the conversion price shall be adjusted in accordance with the formula:

                                         C' =  Cx  M-F
                                                  ----
                                                     M
                  where:

                  C' = the adjusted conversion price.

                  C  = the current conversion price.

                  M  = the current market price (as defined in Section 7.9)
                       per share of Common Stock on the record date mentioned below.

                  F  = the fair market value on the record date of the
                       assets, securities, rights or warrants applicable to one share of Common Stock. The Company shall determine the fair market value.

                  The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  This Section does not apply to quarterly cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company. Also, this Section does not apply to rights or warrants referred to in Section 7.7.

         SECTION 7.9 Current Market Price.

                  In Sections 7.7 and 7.8 the current market price per share of Common Stock on any date is the average of the last reported sales prices of the Common Stock on the New York Stock Exchange--Composite Tape for thirty consecutive trading days commencing 45 trading days before the date in question. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

         SECTION 7.10 When Adjustment May be Deferred.

                  No adjustment in the conversion price need be made unless the adjustment would require a decrease or an increase (to the extent permitted by Section 7.11) of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         SECTION 7.11 When No Adjustment Required.

                  No upward adjustment in the conversion price will be made except in the event of a reverse stock split.

                  No adjustment need be made for issuances of shares of Common Stock (a) to officers, directors or employees of the Company pursuant to any benefit plan now in existence or hereafter approved by the stockholders of the Company or (b) pursuant to the Company's plan for reinvestment of dividends, as now in effect and as the same may be amended in accordance with its terms.

                  No adjustment need be made in the conversion price of less than 1% of such price, but the same will be carried forward and taken into account in the computation of any subsequent adjustment.

                  No adjustment need be made for a change in the par value of the Common Stock.

                  To the extent the Securities of a Series become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         SECTION 7.12 Notice of Adjustment.

                  Whenever the conversion price is adjusted, the Company shall promptly mail to Holders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

         SECTION 7.13 Voluntary Reduction.

                  The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period.

                  Whenever the conversion price is reduced, the Company shall mail to Holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect.

                  A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of calculating the adjustments required by Sections 7.6 through 7.8.

         SECTION 7.14 Notice of Certain Transactions.

                  If:

                  (1) the Company takes any action that would require an adjustment in the conversion price pursuant to Sections 7.6, 7.7 or 7.8,

                  (2) the Company takes any action that would require a supplemental indenture or Board Resolution pursuant to Section 7.15, or

                  (3) there is a liquidation or dissolution of the Company, the Company shall mail to Holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         SECTION 7.15 Reorganization of Company.

                  If the Company is a party to a transaction subject to Section
5.1 or a merger which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of the Securities of any Series shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of such Securities is an Affiliate of the surviving or transferee corporation, that issuer shall join in the supplemental indenture.

                  The applicable supplemental indenture or Board Resolution shall provide that the Holder of a Security of any Series may convert it into the kind and amount of securities, cash or other assets which he would have owned immediately after the consolidation, merger or transfer if he had converted the Security immediately before the effective date of the transaction. The applicable supplemental indenture or Board Resolution shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor company shall mail to Holders a notice briefly describing the supplemental indenture.

                  If this Section applies, Section 7.6 does not apply.

         SECTION 7.16 Company Determination Final.

                  Any determination that the Company or the Board of Directors must make pursuant to Section 7.3, 7.6, 7.7, 7.8, 7.9 or 7.11 is conclusive.

         SECTION 7.17 Trustee's Disclaimer.

                  The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 7.15 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of the Securities of any Series. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each conversion agent other than the Company shall have the same protection under this Section as the Trustee.

                                  ARTICLE VIII

                                     TRUSTEE

         SECTION 8.1 Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) The Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no others. No implied covenants or obligations shall be read into this Indenture against the Trustee.

                           (ii) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates or Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture; however, in the case of any such Officers' Certificates or Opinions of Counsel which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) This paragraph does not limit the effect of
                  paragraph (b) of this Section.

                           (ii) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (iii) The Trustee shall not be liable with respect to
                  any action taken, suffered or omitted to be taken by it with respect to Securities of any Series in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Securities of such Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such Series.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraph (a), (b) and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) No provision of this Indenture shall require the Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

         SECTION 8.2 Rights of Trustee.

                  (a) The Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care. No Depository shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any Depository.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (g) The Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney.

                  (h) The Trustee shall not be deemed to have notice of any Default or Event of Default (other than an Event of Default described in Section 6.1(a), (b), (c) or (d) so long as the Trustee is the Paying Agent) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         SECTION 8.3 Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
8.10 and 8.11.

         SECTION 8.4 Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

         SECTION 8.5 Notice of Defaults.

                  If a Default or Event of Default occurs and is continuing with respect to the Securities of any Series and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each

Securityholder of the Securities of that Series and, if any Bearer Securities are outstanding, publish on one occasion in an Authorized Newspaper, notice of a Default or Event of Default within 90 days after it occurs or, if later, after a Responsible Officer of the Trustee has knowledge of such Default or Event of Default. Except in the case of a Default or Event of Default in payment on any Security of any Series, the Trustee may withhold the notice if and so long as its corporate trust committee or a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders of that Series.

         SECTION 8.6 Reports by Trustee to Holders.

                  Within 60 days after May 15 in each year, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear on the Security Register, and, if any Bearer Securities are outstanding, publish in an Authorized Newspaper, a brief report dated as of such May 15, in accordance with, and to the extent required under, TIA Section 313.

                  A copy of each report at the time of its mailing to Securityholders of any Series shall be filed with the SEC and each stock exchange on which the Securities of that Series are listed. The Company shall promptly notify the Trustee when Securities of any Series are listed on any stock exchange.

         SECTION 8.7 Compensation and Indemnity.

                  The Company shall pay to the Trustee from time to time such compensation for its services as the parties hereto shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a Trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee (including the cost of defending itself) against any and all loss, liability, claim, damage or expense incurred by it except as set forth in the next paragraph in the performance of its duties under this Indenture as Trustee or Agent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. This indemnification shall apply to officers, directors, employees, shareholders and agents of the Trustee.

                  The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or by any officer, director, employee, shareholder or agent of the Trustee through negligence or bad faith.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of that Series.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or (g) occurs, the expenses and the compensation for the services (including the reasonable fees and expenses of its counsel) are intended to constitute expenses of administration under any Bankruptcy Law. The provisions of this section shall survive the termination of the Indenture and the removal or resignation of the Trustee.

         SECTION 8.8 Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  The Trustee may resign with respect to the Securities of one or more Series by so notifying the Company. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee and the Company. The Company may remove the Trustee with respect to Securities of one or more Series if:

                  (a) the Trustee fails to comply with Section 8.10;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee with respect to the Securities of any one or more Series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of at least 10% in principal amount of the Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee with respect to the Securities of any one or more Series fails to comply with Section 8.10, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee subject to the lien provided for in Section 8.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee with respect to each Series of Securities for which it is acting as Trustee under this Indenture. A successor Trustee shall mail a notice of its succession to each Securityholder of each such Series and if any Bearer Securities are outstanding, publish such notice on one occasion in an Authorized Newspaper. Notwithstanding replacement of the Trustee pursuant to this Section 8.8, the Company's obligations under Section 8.7 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

         SECTION 8.9 Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

         SECTION 8.10 Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee shall always have a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

         SECTION 8.11 Preferential Collection of Claims Against Company.

                  The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE IX

                           SATISFACTION AND DISCHARGE

         SECTION 9.1 Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Order cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (i) all Securities theretofore authenticated and
                  delivered (other than Securities that have been destroyed, lost or stolen and that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                           (ii) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (A) have become due and payable, or

                                    (B) will become due and payable at their
                           Stated Maturity within one year, or

                                    (C) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                                    (D) are deemed paid and discharged pursuant
                           to Section 9.3, as applicable;

                  and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust in an amount sufficient for the purpose of paying and discharging the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which become due and payable) or to the Stated Maturity or redemption date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.7, and, if money shall have been deposited with the Trustee pursuant to clause (a) of this Section or if money or obligations shall have been deposited with or received by the Trustee pursuant to Section 9.3, the obligations of the Trustee under Section 9.2 and Section 9.5 shall survive.

         SECTION 9.2 Application of Trust Funds; Indemnification.

                  (a) Subject to the provisions of Section 9.5, all money deposited with the Trustee pursuant to Section 9.1, all money and U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Section 9.3 or 9.4 and all money received by the Trustee in respect of U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Section 9.3 or 9.4, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Sections 9.3 or 9.4.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations or Foreign Government Securities deposited pursuant to Sections 9.3 or 9.4 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                  (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or Foreign Government Securities or money held by it as provided in Sections 9.3 or 9.4 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Obligations or Foreign Government Securities or money were deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations or Foreign Government Securities held under this Indenture.

         SECTION 9.3 Legal Defeasance of Securities of any Series.

                  Unless this Section 9.3 is otherwise specified, pursuant to
Section 2.2.12, to be inapplicable to Securities of any Series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the outstanding Securities of any such Series on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture, including the provisions of Article XIII relating to subordination, as it relates to such outstanding Securities of any such Series, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, at Company Request, execute proper instruments acknowledging the same), except as to:

                  (a) the rights of Holders of Securities of such Series to receive, from the trust funds described in subparagraph (d) hereof, (i) payment of the principal of and any installment of principal of or interest on the outstanding Securities of such Series on the Stated Maturity of such principal or installment of principal or interest and
         (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such Series;

                  (b) the Company's obligations with respect to such Securities of such Series under Sections 2.4, 2.7 and 2.8; and

                  (c) the rights, powers, trusts and immunities of the Trustee hereunder and the duties of the Trustee under Section 9.2 and the duty of the Trustee to authenticate Securities of such Series issued on registration of transfer or exchange;

provided that, the following conditions shall have been satisfied:

                  (d) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of such Securities (i) in the case of Securities of such Series denominated in Dollars, cash in Dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations, or
         (ii) in the case of Securities of such Series denominated in a Foreign Currency (other than a composite currency), money and/or Foreign Government Securities in the same Foreign Currency, which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal, (including mandatory sinking fund or analogous payments) of and any interest on all the Securities of such Series on the dates such installments of interest or principal are due;

                  (e) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (f) such provision would not cause any outstanding Securities of such Series then listed on the New York Stock Exchange or other securities exchange to be delisted as a result thereof;

                  (g) no Default or Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

                  (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or
         (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposits, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (i) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

                  (j) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this Section have been complied with.

         SECTION 9.4 Defeasance of Certain Obligations.

                  Unless this Section 9.4 is otherwise specified pursuant to
Section 2.2.12 to be inapplicable to Securities of any Series, on and after the 91st day after the date of the deposit referred to in subparagraph (a) hereof, the Company may omit to comply with any term, provision or condition set forth under Sections 4.2, 4.3, 4.4, 4.6 and 5.1 and any other covenants established with respect to such Series pursuant to Section 2.2 (and the failure to comply with any such provisions shall not constitute a Default or Event of Default under Section 6.1) and the occurrence of any event described in clause (e) of
Section 6.1 shall not constitute a Default or Event of Default hereunder, and the provisions of Article XIII herein relating to subordination will cease to be effective, with respect to the Securities of such Series, provided that the following conditions shall have been satisfied:

                  (a) With reference to this Section 9.4, the Company has deposited or caused to be irrevocably deposited (except as provided in Section 9.3) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities (i) in the case of Securities of such Series denominated in Dollars, cash in Dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations, or (ii) in the case of Securities of such Series denominated in a Foreign Currency (other than a composite currency), money and/or Foreign Government Securities in the same Foreign Currency, which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including mandatory sinking fund or analogous payments) and premium, if any, of and any interest on all the Securities of such Series on the dates such installments of interest or principal are due;

                  (b) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (c) No Default or Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

                  (d) the Company shall have delivered to the Trustee an Opinion of Counsel confirming that Holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate stating the deposit was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

                  (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

         SECTION 9.5 Repayment to Company.

                  The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal and interest that remains unclaimed for two years. After that, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

                                   ARTICLE X

                             AMENDMENTS AND WAIVERS

         SECTION 10.1 Without Consent of Holders.

                  The Company and the Trustee may amend or supplement this Indenture or the Securities of one or more Series without the consent of any
Securityholder:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to comply with Article V;

                  (c) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided that such amendment or supplement does not adversely affect the rights of any Securityholders;

                  (d) to make any change that does not adversely affect the rights of any Securityholder;

                  (e) to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as permitted by this Indenture;

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                  (g) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

         SECTION 10.2 With Consent of Holders.

                  The Company and the Trustee may enter into a supplemental indenture with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series affected by such supplemental indenture, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Securityholders of each such Series, except as provided in Section 6.13, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series affected by such waiver by notice to the Trustee may waive compliance by the Company with any provision of this Indenture or the Securities with respect to such Series.

                  It shall not be necessary for the consent of the Holders of Securities under this Section 10.2 to approve the particular form of any proposed supplemental indenture or waiver, but it shall be sufficient if such consent approves the substance thereof. After a supplemental indenture or waiver under this section becomes effective, the Company shall mail to the Holders of Securities affected thereby and, if any Bearer Securities affected thereby are outstanding, publish on one occasion in an Authorized Newspaper, a notice briefly describing the supplemental indenture or waiver. Any failure by the Company to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         SECTION 10.3 Limitations.

                  Without the consent of each Securityholder affected, an amendment or waiver may not:

                  (a) change the amount of Securities whose Holders must consent to an amendment, supplement or waiver; or

                  (b) reduce the rate of or extend the time for payment of interest (including default interest) on any Security; or

                  (c) reduce the principal or premium, if any, or change the Stated Maturity of any Security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation; or

                  (d) waive a Default or Event of Default in the payment of the principal of or interest on any Security (except a rescission of acceleration of the Securities of any Series by the Holders of at least a majority in aggregate principal amount of the then outstanding Securities of such Series and a waiver of the payment default that resulted from such acceleration); or

                  (e) make the Security payable in currency other than that stated in the Security; or

                  (f) make any change in Sections 6.8, 6.13, 10.3 (this sentence), 11.15 or 11.16; or

                  (g) waive a redemption payment with respect to any Security or change any of the provisions with respect to the redemption of any Securities.

         SECTION 10.4 Compliance with Trust Indenture Act.

                  Every amendment to this Indenture or the Securities of one or more Series shall be set forth in a supplemental indenture hereto that complies with the TIA as then in effect.

         SECTION 10.5 Revocation and Effect of Consents.

                  Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective.

                  Any amendment or waiver once effective shall bind every Securityholder of each Series affected by such amendment or waiver unless it is of the type described in any of clauses (a) through (g) of Section 10.3. In that case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         SECTION 10.6 Notation on or Exchange of Securities.

                  The Trustee may place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated. The Company in exchange for Securities of that Series may issue and the Trustee shall authenticate upon request new Securities of that Series that reflect the amendment or waiver.

         SECTION 10.7 Trustee Protected.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required or deemed to be included in this Indenture by the TIA, such required or deemed provision shall control.

         SECTION 11.2 Notices.

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail:

                  if to the Company:     Beverly Enterprises, Inc.
                                         One Thousand Beverly Way
                                         Fort Smith, Arkansas 72919
                                         Attn: John Arena, General
                                               Counsel--Corporate
                  if to the Trustee:     The Bank of New York
                                         101 Barclay Street, 8 West
                                         New York NY 10286
                                         Attn: Corporate Trust Administration

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar and, if any Bearer Securities are outstanding, published in an Authorized Newspaper. Failure to mail a notice or communication to a Securityholder of any Series or any defect in it shall not affect its sufficiency with respect to other Securityholders of that or any other Series.

                  If a notice or communication is mailed or published in the manner provided above, within the time prescribed, it is duly given, whether or not the Securityholder receives it.

                  If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         SECTION 11.3 Communication by Holders with Other Holders.

                  Securityholders of any Series may communicate pursuant to TIA
Section 312(b) with other Securityholders of that Series or any other Series with respect to their rights under this Indenture or the Securities of that Series or all Series. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         SECTION 11.4 Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 11.5 Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

                  (a) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 11.6 Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or a meeting of Securityholders of one or more Series. Any Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 11.7 Legal Holidays.

                  Unless otherwise provided by Board Resolution or supplemental indenture hereto for a particular Series, a "Legal Holiday" is a Saturday, a Sunday, or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 11.8 No Recourse Against Others.

                  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         SECTION 11.9 Counterparts.

                  This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 11.10 Governing Laws.

                  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISION THEREOF.

         SECTION 11.11 No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 11.12 Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 11.13 Severability.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.14 Table of Contents, Headings, Etc.

                  The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 11.15 Securities in a Foreign Currency or in ECU.

                  Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.2 of this Indenture with respect to a particular Series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all Series or all Series affected by a particular action at the time outstanding and, at such time, there are outstanding Securities of any Series which are denominated in a coin or currency other than Dollars (including
ECUs), then the principal amount of Securities of such Series which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate at such time. For purposes of this Section 11.15, "Market Exchange Rate" shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Union (or any successor thereto) as published in the Official Journal of the European Union (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question or, in the case of ECUs, in Luxembourg or such other quotations or, in the case of ECUs, rates of exchange as the Trustee, upon consultation with the Company, shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a Series denominated in currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

                  All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Holders.

         SECTION 11.16 Judgment Currency.

                  The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest or other amount on the Securities of any Series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to take payments in the Required Currency (i) shall not be discharged or satisfied by any tender, any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

         SECTION 11.17 Waiver of Jury Trial.

                  Each of the Company and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Securities or the transactions contemplated hereby.

                                  ARTICLE XII

                                  SINKING FUNDS

         SECTION 12.1 Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of a Series, except as otherwise permitted or required by any form of Security of such Series issued pursuant to this Indenture.

                  The minimum amount of any sinking fund payment provided for by the terms of the Securities of any Series is herein referred to as a "mandatory sinking fund payment" and any other amount provided for by the terms of Securities of such Series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any Series, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any Series as provided for by the terms of the Securities of such Series.

         SECTION 12.2 Satisfaction of Sinking Fund Payments with Securities.

                  The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such Series to be made pursuant to the terms of such Securities (1) deliver outstanding Securities of such Series to which such sinking fund payment is applicable (other than any of such Securities previously called for mandatory sinking fund redemption) and (2) apply as credit Securities of such Series to which such sinking fund payment is applicable and which have been redeemed either at the election of the Company pursuant to the terms of such Series of Securities (except pursuant to any mandatory sinking fund) or through the application of permitted optional sinking fund payments or other optional redemptions pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received by the Trustee, together with an Officers' Certificate with respect thereto, not later than 15 days prior to the date on which the Trustee begins the process of selecting Securities for redemption, and shall be credited for such purpose by the Trustee at the price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities in lieu of cash payments pursuant to this Section 12.2, the principal amount of Securities of such Series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such Series for redemption, except upon receipt of a Company Order that such action be taken, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall from time to time upon receipt of a Company Order pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that Series purchased by the Company having an unpaid principal amount equal to the cash payment required to be released to the Company.

         SECTION 12.3 Redemption of Securities for Sinking Fund.

                  Not less than 60 days (unless otherwise indicated in the Board Resolution or Officers' Certificate or supplemental indenture in respect of a particular Series of Securities) prior to each sinking fund payment date for any Series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that Series pursuant to the terms of that Series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that Series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and the Company shall thereupon be obligated to pay the amount therein specified. Not less than 45 days (unless otherwise indicated in the Board Resolution or Officers' Certificate or supplemental indenture in respect of a particular Series of Securities) before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4, 3.5 and 3.6.

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

         SECTION 13.1 Agreement to Subordinate.

                  The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of, and premium, if any, and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

         SECTION 13.2 Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities.

                  Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise,

                  13.2.1 the holders of all Senior Indebtedness shall be entitled to receive payment in full in money or money's worth of the principal thereof, premium, if any, and the interest due thereon before the Holders of the Securities are entitled to receive any payment upon the principal of, and premium, if any, or interest on indebtedness evidenced by the Securities. Certain general creditors of the Company may recover more, ratably, than the Holders of the Securities,

                  13.2.2 any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XIII shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, premium, if any, and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the sale or conveyance of its property or assets as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article V shall not be deemed a dissolution, winding up, liquidation or reorganization of the Company for the purposes of this
Article XIII if such other corporation shall, as a part of such consolidation, merger, sale or conveyance, comply with the conditions stated in Article V.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness until the principal of and interest on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the holders of Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to the Holders of or on account of the Securities.

                  It is understood that the provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness. Nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIII of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee, subject to the provisions of
Section 8.2, and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

                  If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

         SECTION 13.3 No Payments on Securities in Event of Defaults on Designated Senior Indebtedness.

                  No payments by the Company on account of principal, premium, if any, or interest on the Securities shall be made unless full payment of amounts then due for principal, premium, if any, sinking funds, or interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth. No payment by the Company on account of principal of, premium, if any, or interest on the Securities shall be made if, at the time of such payment or immediately after giving effect thereto, there shall exist any event of default with respect to any Designated Senior Indebtedness (a "Non-Payment Default") permitting the holders thereof, or any Trustee under any such instrument, to accelerate the maturity thereof (other than a payment under Article III if the mailing of notice of redemption pursuant to Section 3.3 relating to such payment is prior in time to such default) provided, however, that the Trustee receives a written notice thereof from the Company or any representative of a holder of Designated Senior Indebtedness (a "Payment Blockage Notice"). The Company shall resume payments on the Securities on the date on which such Non-Payment Default is cured, waived or ceases to exist or such Designated Senior Debt is discharged or paid in full in money or money's worth or the earlier of the date that is 179 days after receipt by the Trustee of the Payment Blockage Notice or the date (provided that any Designated Senior Indebtedness as to which notice was given shall not therefore have been accelerated) on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from the Designated Senior Indebtedness representative initiating such Payment Blockage Period. In any event, no new Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of the delivery of any Payment Blockage Notice to the Trustee shall be, or can be made, the basis for the commencement of a subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 180 consecutive days subsequent to the commencement of such initial Payment Blockage Period.



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

                  In the event that, notwithstanding the foregoing and the provisions of Section 13.2, any payments or distribution shall be made to the Trustee which is prohibited by the foregoing provisions of this Section and the provisions of Section 13.2, then and in such event such payment shall be paid over and delivered forthwith by the Trustee to any representative of holders of Designated Senior Indebtedness, as their interests may appear, for application to Designated Senior Indebtedness.

         SECTION 13.4 Payments Permitted if no Default.

                  Nothing contained in this Indenture or in any of the Securities shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time, except as provided in Sections 13.2 and 13.3, payments of principal of, premium, if any, or interest on the Securities, or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest on the Securities, unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than three Business Days prior to the date fixed for such payment or the date such payment becomes immediately due and payable by the terms of this Indenture (except as provided in Section 13.3 with respect to payments under Article III).

         SECTION 13.5 Authorization of Holders to Trustee to Effect
Subordination.

                  Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIII and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 13.6 Notice to Trustee.

                  Notwithstanding the provisions of this Article XIII or any other provisions of this Indenture, neither the Trustee nor any paying agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such paying agent, unless and until the Trustee or such paying agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness or from the Trustee for any such Senior Indebtedness, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such Trustee; provided, however, that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 13.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such three Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Trustee on behalf of such Senior Indebtedness) to establish that such a notice has been given by a holder of Senior Indebtedness or a Trustee on behalf of the holders of such Senior Indebtedness. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XIII and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         SECTION 13.7 Trustee as Holder of Senior Indebtedness.

                  The Trustee shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such Holder.

         SECTION 13.8 Modification of Terms of Senior Indebtedness.

                  Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.

                  Notwithstanding the provisions in Article X herein, no compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article XIII or of the Securities relating to the subordination thereof.

         SECTION 13.9 Trustee Not Fiduciary for Senior Indebtedness.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XIII.



                                       50
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, as of the day and year first above written.


                                           BEVERLY ENTERPRISES, INC.



                                           By: /s/ AUTHORIZED SIGNATORY
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                           By: /s/ AUTHORIZED SIGNATORY
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------





                                           THE BANK OF NEW YORK, as Trustee



                                           By: /s/ AUTHORIZED SIGNATORY
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------